Exhibit 4.2
REPUBLIC SERVICES, INC.
to
U.S. BANK NATIONAL ASSOCIATION
as Trustee
GUARANTEED
BY THE GUARANTORS NAMED HEREIN

FIRST SUPPLEMENTAL INDENTURE,
Dated as of November 25, 2009

$600,000,000
5.25% Notes due 2021

Supplement to Indenture dated as of November 25, 2009

          FIRST SUPPLEMENTAL INDENTURE, dated as of November 25, 2009 (the “First Supplemental Indenture”), between REPUBLIC SERVICES, INC., a Delaware corporation (hereinafter called the “Company”), the guarantors listed on the signature pages hereto (collectively, the “Guarantors” and each, a “Guarantor”), and U.S. BANK NATIONAL ASSOCIATION, as trustee under the Base Indenture referred to below (hereinafter called the “Trustee”).
          WHEREAS, the Company entered into an Indenture dated as of November 25, 2009 (the “Base Indenture,” all capitalized terms used in this First Supplemental Indenture and not otherwise defined being used as defined in the Base Indenture) (the Base Indenture and First Supplemental Indenture are hereinafter collectively called the “Indenture”) with the Trustee, providing for (i) the issuance of senior notes, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as authorized by or pursuant to the authority granted in one or more resolutions of the Board of Directors of the Company and (ii) the guarantee of such senior notes by guarantors to be named in a supplemental indenture (collectively, the “Guarantees” and each, a “Guarantee”); and
          WHEREAS, the Company proposes to issue $600,000,000 aggregate principal amount of its 5.25% Notes due 2021 guaranteed by the Guarantors (such senior notes being referred to herein as the “Initial Notes”) and to provide therefore and for, if and when issued in exchange for the Initial Notes pursuant to the Indenture and the Registration Rights Agreement, 5.25% Notes due 2021 guaranteed by the Guarantors and registered under the Securities Act (such senior notes being referred to herein as the “Exchange Notes” and, together with the Initial Notes, the “Notes,” and all references to Securities in the Base Indenture shall be deemed to refer also to the Notes unless the context otherwise provides); and
          WHEREAS, Section 9.01 of the Base Indenture provides that without the consent of the Holders of the Securities of any series issued under the Base Indenture, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Base Indenture to, among other things, establish the form or terms of securities of any series as permitted by Sections 2.01 and 3.01 thereof and provide for Guarantees of such series as provided by Section 13.01 thereof; and
          WHEREAS, the entry into this First Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Base Indenture; and
          WHEREAS, all things necessary have been done to make this First Supplemental Indenture, when executed and delivered by the Company and the Guarantors, the legal, valid and binding agreement of the Company and the Guarantors, in accordance with its terms; and
          WHEREAS, all things necessary have been done to make the Notes, when executed and delivered by the Company and authenticated by the Trustee as provided for in the Indenture, the legal, valid and binding agreement of the Company, in accordance with its terms; and

          WHEREAS, all things necessary have been done to make the Guarantees, when (a) the Notes are executed and delivered by the Company and authenticated by the Trustee and (b) this First Supplemental Indenture is executed and delivered by the Guarantors, the legal, valid and binding agreement of the Guarantors, in accordance with their terms; and
          NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:
          The parties hereto mutually covenant and agree as follows:
          SECTION 1. The Base Indenture is hereby amended solely with respect to the Notes, except as otherwise expressly provided herein, as follows:
(A)	By amending Section 1.01 to replace in whole the following definitions thereto in lieu of the corresponding existing definitions, so that in the event of a conflict with the definition of terms in the Base Indenture, the following definitions shall control:
     “Independent Investment Banker” means any of Banc of America Securities LLC, RBS Securities Inc., BNP Paribas Securities Corp. or Wells Fargo Securities, LLC and their respective successors, or if all of such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
     “Reference Treasury Dealer” means (1) each of Banc of America Securities LLC, RBS Securities Inc. and BNP Paribas Securities Corp., and a Primary Treasury Dealer (as defined below) selected by Wells Fargo Securities, LLC, and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute for such bank another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.
(B)	By amending Section 1.01 to add the following new definitions in correct alphabetical order:
     “144A Global Security” means a Global Security substantially in the form of Exhibit A hereto bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.
     “Additional Notes” have the meaning set forth in Section 3.01.
     “Change of Control” means the occurrence of any of the following after the date of issuance of the Notes:

1. the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its Subsidiaries;
2. the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act, it being agreed that an employee of the Company or any of its Subsidiaries for whom shares are held under an employee stock ownership, employee retirement, employee savings or similar plan and whose shares are voted in accordance with the instructions of such employee shall not be a member of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act) solely because such employee’s shares are held by a trustee under said plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of the Company’s Voting Stock representing more than 50% of the voting power of its outstanding Voting Stock;
3. the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing more than 50% of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction;
4. during any period of 24 consecutive calendar months, the majority of the members of the Company’s Board of Directors shall no longer be composed of individuals (a) who were members of the Company’s Board of Directors on the first day of such period or (b) whose election or nomination to the Company’s Board of Directors was approved by individuals referred to in clause (a) above constituting, at the time of such election or nomination, at least a majority of the Company’s Board of Directors or, if directors are nominated by a committee of the Company’s Board of Directors, constituting at the time of such nomination, at least a majority of such committee; or
5. the adoption of a plan relating to the Company’s liquidation or dissolution.

     “Change of Control Triggering Event” means, with respect to the Notes, the Notes cease to be rated Investment Grade by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change). If a Rating Agency is not providing a rating for the Notes at the commencement of any Trigger Period, the Notes will be deemed to have ceased to be rated Investment Grade by such Rating Agency during that Trigger Period.
     “Change of Control Payment” has the meaning set forth in Section 14.01.
     “Change of Control Payment Date” has the meaning set forth in Section 14.01.
     “Change of Control Offer” has the meaning set forth in Section 14.01.
     “Change of Control Repurchase Notice” has the meaning set forth in Section 14.01.
     “Certificated Security” means a Security registered in the name of the Holder thereof and issued in accordance with Section 3.06 hereof, substantially in the form of the Security attached hereto as Exhibit A and that does not include the information called for by footnotes 1, 3 and 4 thereof.
     “Clearstream” means Clearstream Banking, société anonyme, Luxembourg (or any successor securities clearing agency).
     “Euroclear” means Euroclear Bank, SA/NV as operator of the Euroclear Clearance System (or any successor securities clearing agency).
     “Exchange Notes” has the meaning set forth in the Recitals.
     “Exchange Offer” means the offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange Exchange Notes for Initial Notes.
     “Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement.
     “Global Security Legend” means the legend set forth in Section 3.06(h)(ii), which is required to be placed on all Global Securities issued under this Indenture.

     “Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.
     “Initial Notes” has the meaning set forth in the Recitals.
     “Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agency.”
     “Letter of Transmittal” means any letter of transmittal, or its electronic equivalent in accordance with the Applicable Procedures, to be prepared by the Company and sent to all Holders of the Initial Notes for use by such Holders in connection with an Exchange Offer.
     “Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.
     “Non-U.S. Person” has the meaning assigned to such term in Regulation S.
     “Note” or “Notes” means the Initial Notes, the Exchange Notes and the Additional Notes, if any.
     “Participant” means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).
     “Private Placement Legend” means the legend set forth in Section 3.06(h)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture. Notes issued in the Exchange Offer or sold off of the Shelf Registration Statement will not be required to bear a Private Placement Legend except to the extent required by the terms of the Indenture.
     “QIB” means a “qualified institutional buyer” as defined in Rule 144A.
     “Rating Agency” means each of Moody’s and S&P; provided, that if any of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside the Company’s control, the Company may appoint another “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act as a replacement for such Rating Agency; provided, that the Company shall give notice of such appointment to the Trustee.
     “Registration Rights Agreement” means (i) the Registration Rights Agreement, dated as of November 25, 2009, by and among the Company, the Guarantors and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time and (ii) with respect to any Additional Notes issued subsequent to November 25, 2009, the Registration Rights Agreement, if any, entered into for the benefit of the holders of such Additional Notes, if any.
     “Regulation S” means Regulation S promulgated under the Securities Act.
     “Regulation S Global Security” means a Global Security bearing the Global Securities Legend and the Private Placement Legend and deposited with or on behalf of the Depositary and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.
     “Restricted Certificated Security” means a Certificated Security bearing the Private Placement Legend.
     “Restricted Global Security” means a Global Security bearing the Private Placement Legend.
     “Rule 144” means Rule 144 promulgated under the Securities Act.
     “Rule 144A” means Rule 144A promulgated under the Securities Act.
     “Rule 903” means Rule 903 promulgated under the Securities Act.
     “Rule 904” means Rule 904 promulgated under the Securities Act.
     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.
     “Shelf Registration Statement” means the Shelf Registration Statement as defined in the Registration Rights Agreement.
     “Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.
(C)	By amending Section 3.06 to replace in whole the existing Section 3.06:

     “Section 3.06 Book Entry Provisions; Transfer and Exchange
          (a) Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee as custodian for such Depositary and (iii) bear the Global Security Legend.
          Participants shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.
          (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case of (A) or (B) the Company fails to appoint a successor Depositary, (ii) the Company, at its option, executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case, such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default with respect to the Notes. In all cases, Certificated Securities delivered in exchange for any Global Security or beneficial interests in Global Securities will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depositary (in accordance with its customary procedures). Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 3.04 and 3.07 hereof. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 3.06 or Section 3.04 or 3.07 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Note other than as provided in this Section 3.06(b); however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 3.06(c), (d) or (g) hereof.
          (c) Transfer and Exchange of Beneficial Interests in Global Securities.
          The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. To the extent that there is any conflict between the Applicable Procedures and the terms of this Indenture, the Applicable Procedures will control. Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:
     (i) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 3.06(c)(i).
     (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.06(c)(i) above, the transferor of such beneficial interest must deliver to the Security Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Certificated Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Certificated Security shall be registered to effect the transfer or exchange referred to in (1) above. Upon consummation of an Exchange Offer by the Company in accordance with Section 3.06(g) hereof, the requirements of this Section 3.06(c)(ii) shall be deemed to have been satisfied upon receipt by the Security Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security pursuant to Section 3.06(i) hereof.
     (iii) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 3.06(c)(ii) above and the Security Registrar receives the following:
     (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and
     (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.
     (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in the Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 3.06(c)(ii) above and:
     (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;
     (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;
     (C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or
     (D) the Security Registrar receives the following:
(1)	if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

(2)	if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;
and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.
     (v) Through and including the 40th day after the Issue Date, beneficial interests in the Regulation S Global Security may be held only through Euroclear or Clearstream, unless transferred to a person that takes delivery through a Rule 144A Global Security.
     (vi) If any such transfer is effected pursuant to Section 3.06(c)(iv) at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 3.03 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to Section 3.06(c)(iv).
Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.
          (d) Transfer or Exchange of Beneficial Interests for Certificated Securities.
     (i) Beneficial Interests in Restricted Global Securities to Restricted Certificated Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Certificated Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Certificated Security, then, upon receipt by the Security Registrar of the following documentation:
     (A) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Certificated Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;
     (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;
     (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;
     (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;
     (E) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or
     (F) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 3.06(i) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Certificated Security in the appropriate principal amount.
Any Certificated Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 3.06(d) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Certificated Securities to the Persons in whose names such Notes are so registered. Any Certificated Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 3.06(d)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.
     (ii) Beneficial Interests in Restricted Global Securities to Unrestricted Certificated Securities. A holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Certificated Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Security only if:

     (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;
     (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;
     (C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or
     (D) the Security Registrar receives the following:
(1)	if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Certificated Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

(2)	if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Certificated Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;
and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.
     (iii) Beneficial Interests in Unrestricted Global Securities to Unrestricted Certificated Securities. If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for a Certificated Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Certificated Security, then, upon satisfaction of the conditions set forth in Section 3.06(c)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 3.06(i) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Certificated Security in the appropriate principal amount. Any Certificated Security issued in exchange for a beneficial interest pursuant to this Section 3.06(d)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Certificated Securities to the Persons in whose names such Notes are so registered. Any Certificated Security issued in exchange for a beneficial interest pursuant to this Section 3.06(d)(iii) shall not bear the Private Placement Legend.
          (e) Transfer and Exchange of Certificated Securities for Beneficial Interests.
     (i) Restricted Certificated Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Certificated Security proposes to exchange such Restricted Certificated Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Certificated Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Security Registrar of the following documentation:
     (A) if the Holder of such Restricted Certificated Security proposes to exchange such Restricted Certificated Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;
     (B) if such Restricted Certificated Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;
     (C) if such Restricted Certificated Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;
     (D) if such Restricted Certificated Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

     (E) if such Restricted Certificated Security is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; and
     (F) if such Restricted Certificated Security is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof;
the Trustee shall cancel the Restricted Certificated Security and increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Security, in the case of clauses (B), (D) and (F) above, the 144A Global Security, and in the case of clause (C) above, the Regulation S Global Security.
     (ii) Restricted Certificated Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Certificated Security may exchange such Restricted Certificated Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Certificated Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:
     (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;
     (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;
     (C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or
     (D) the Security Registrar receives the following:
(1)	if the Holder of such Restricted Certificated Security proposes to exchange such Restricted Certificated Security for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

(2)	if the Holder of such Restricted Certificated Security proposes to transfer such Restricted Certificated Security to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;
and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.
Upon satisfaction of the conditions of any of the subparagraphs in this Section 3.06(d)(ii), the Trustee shall cancel the Restricted Certificated Security and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security.
     (iii) Unrestricted Certificated Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Certificated Security may exchange such Unrestricted Certificated Security for a beneficial interest in an Unrestricted Global Security or transfer such Unrestricted Certificated Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Certificated Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities.
If any such exchange or transfer from a Certificated Security to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) of this Section 3.06(e) at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 3.03 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Certificated Securities so transferred.
          (f) Transfer and Exchange of Certificated Securities for Certificated Securities. Upon request by a Holder of Certificated Securities and such Holder’s compliance with the provisions of this Section 3.06(f), the Security Registrar shall register the transfer or exchange of Certificated Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Certificated Securities

duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.06(f).
     (i) Restricted Certificated Securities to Restricted Certificated Securities. Any Restricted Certificated Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Certificated Security if the Security Registrar receives the following:
     (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;
     (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and
     (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and opinion of counsel required by item (3) thereof, if applicable.
     (ii) Restricted Certificated Securities to Unrestricted Certificated Securities. Any Restricted Certificated Security may be exchanged by the Holder thereof for an Unrestricted Certificated Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Certificated Security if:
     (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;
     (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;
     (C) any such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or
     (D) the Security Registrar receives the following:

(1)	if the Holder of such Restricted Certificated Security proposes to exchange such Restricted Certificated Security for an Unrestricted Certificated Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

(2)	if the Holder of such Restricted Certificated Security proposes to transfer such Restricted Certificated Security to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests, an opinion of counsel in reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(3)	Unrestricted Certificated Securities to Unrestricted Certificated Securities. A Holder of Unrestricted Certificated Securities may transfer such Unrestricted Certificated Securities to a Person who takes delivery thereof in the form of an Unrestricted Certificated Security. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Certificated Security pursuant to the instructions from the Holder thereof.
          (g) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 3.03, the Trustee shall authenticate (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Securities tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Certificated Securities in an aggregate principal amount equal to the principal amount of the Restricted Certificated Securities accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Certificated Securities so accepted Certificated Securities in the appropriate principal amount.
          (h) Legends. The following legends shall appear on the face of all Global Securities and Certificated Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.
     (i) Private Placement Legend.
     (A) Except as permitted by subparagraph (B) below, each Global Security and each Certificated Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO NON-U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE

SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.”
     (B) Notwithstanding the foregoing, any Global Security or Certificated Security issued pursuant to subparagraphs (c)(i)(second sentence), (c)(iv), (d)(ii), (d)(iii), (e)(ii), (e)(iii), (f)(ii), or (g) to this Section 3.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend, and any Security sold off of a Shelf Registration Statement shall not bear the Private Placement Legend.
     (ii) Global Security Legend. Each Global Security shall bear a legend in substantially the following form:
“THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 3.06 OF THE INDENTURE.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”
          (i) If any Global Security is to be exchanged for Certificated Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article III. If any Global Security is to be exchanged for Certificated Securities or canceled in part, or if a

Certificated Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article III or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such Certificated Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to this Section 3.06(i) and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in Section 3.06(b), the Company shall promptly make available to the Trustee a reasonable supply of Certificated Securities. The Trustee shall be entitled to conclusively rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article III if such order, direction or request is given or made in accordance with the Applicable Procedures
          (j) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article III or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.
          (k) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner’s beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Participants.
          (l) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
          (m) None of the Company, the Trustee, any Paying Agent or any Security Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the Securities or any transactions between the Depositary and beneficial owners.
(D)	By amending Section 4.01 by adding the following sentence at the end of thereof:

“Both Section 4.02 (defeasance) and Section 4.03 (covenant defeasance) shall apply to the Notes.”

(E)	By amending Section 4.03 by replacing the first sentence thereof with the following:
          “Upon the Company’s exercise of the option applicable to this Section 4.03 with respect to the Notes, the Company shall be released from its obligations under any covenant or provision contained or referred to in Sections 10.05, 10.06, 10.07 and 14.01, with respect to the Defeased Securities, on and after the date the conditions set forth in Section 4.04 below are satisfied (hereinafter, “covenant defeasance”), and the Defeased Securities shall thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed “Outstanding” for all other purposes hereunder, and the Events of Default under Section 5.01(c), (d) and (e) shall cease to be in full force and effect with respect to the Notes.”
(F)	By amending Section 9.01 by:
(a)	deleting the period at the end of clause (m) and inserting the following: “; and”; and

(b)	inserting the following clause after clause (m):

“(n) to add additional Securities of the same class and series in one or more tranches from time to time.”
(G)	By amending Section 9.02 by:
(a)	adding the words “and the Guarantors,” in between the words “Company” and the word “when” in the fourth line of the Section;

(b)	deleting the word “or” at the end of clause (j);

(c)	deleting the period at the end of clause (k) and inserting the following: “; or”; and

(d)	inserting the following clause after clause (k):

“(l) amend, change or modify the Company’s obligation to make and consummate a Change of Control Offer in the event of a Change of Control Triggering Event in accordance with Section 14.01 after such Change of Control Triggering Event has occurred, including amending, changing or modifying any definition related thereto.”
(H)	By inserting after the first sentence in Section 3.01 the following:

“The aggregate principal amount of Notes which may be issued under this Indenture shall be unlimited and the Company may issue additional senior notes of the same class and series as the Notes in one or more tranches from time to time, without notice to or the consent of existing holders of the Securities (the “Additional Notes”). The Additional Notes shall have the same terms as all other Notes and all references in the Indenture shall be deemed to also refer to the Additional Notes. The Additional Notes shall vote as a class with all other Notes as to matters as to which such Notes have a vote.”

(I)	By replacing Section 11.01 in its entirety with the following:

“The Notes will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, at a redemption price equal to the greater of:
(1)	100% of the principal amount of the Notes to be redeemed, and

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate, plus 30 basis points.
In the case of each of clauses (1) and (2), accrued interest will be payable to the redemption date.”
(J)	By adding as a new “Article XIV” thereto the following:
“Article XIV
Repurchase of Notes at the Option of the Holders
Section 14.01. REPURCHASE AT OPTION OF HOLDERS UPON A CHANGE OF CONTROL
     (a) Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Company has exercised its right to redeem the Notes pursuant to Article XI of the Indenture, each Holder shall have the right to require the Company to purchase all or a portion (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the rights of Holders on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date.
     (b) Within 30 days following the date upon which the Change of Control Triggering Event occurred with respect to the Notes, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by first class mail, a notice to each Holder, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.
     Such notice shall state:
(i)	the events causing the Change of Control;

(ii)	the date of the Change of Control;

(iii)	the amount of the Change of Control Payment;

(iv)	that the Holder must exercise the repurchase right prior to the close of business on the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”);

(v)	if the notice is delivered prior to any Change of Control but after the public announcement of the pending Change of Control, that the offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date;

(vi)	the name and address of the Paying Agent;

(vii)	that the Holder must complete the Change of Control Repurchase Notice (as defined below) to participate in the Change of Control Offer; and

(viii)	any other procedures that Holders must follow to require the Company to repurchase the Notes.

     (c) Repurchases of Notes under this Section 14.01 shall be made, at the option of the Holder thereof, upon
(i)	delivery to the Trustee (or other Paying Agent appointed by the Company) by a Holder of a duly completed notice (the “Change of Control Repurchase Notice”) in the form set forth on the reverse of the Note at any time prior 5:00 p.m., New York City Time, on the Change of Control Payment Date; or

(ii)	delivery or book-entry transfer of the Notes to the Trustee (or other Paying Agent appointed by the Company) at any time after delivery of the Change of Control Repurchase Notice (together with all necessary endorsements) at the Corporate Trust Office of the Trustee or the corporate trust office of its Affiliate (or other Paying Agent appointed by the Company) in the Borough of Manhattan, such delivery being a condition to receipt by the Holder of the Change of Control Payment therefor; provided that such Change of Control Payment shall be so paid pursuant to this Section 14.01 only if the Note so delivered to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Change of Control Repurchase Notice.
     The Change of Control Repurchase Notice shall state:
(i)	if certificated, the certificate numbers of Notes to be delivered for repurchase;

(ii)	the portion of the principal amount of Notes to be repurchased, which must be $2,000 or an integral multiple of $1,000 in excess thereof;

(iii)	that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and the Indenture; and

(iv)	if such Change of Control Repurchase Notice is delivered prior to the occurrence of a Change of Control pursuant to a definitive agreement giving rise to a Change of Control, that the Holder acknowledges that the Company’s offer is conditioned on the consummation of such Change of Control.

provided, however, that if the Notes are not in certificated form, the Change of Control Repurchase Notice must comply with appropriate procedures of the Depositary.
     (c) On the Change of Control Payment Date, the Company shall, to the extent lawful:
(i)	accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer,

(ii)	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all the Notes or portions of the Notes properly tendered, and

(iii)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
     (d) The Company shall not be required to make a Change of Control Offer with respect to the Notes if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all the Notes properly tendered and not withdrawn under its offer.
Section 14.02. COMPLIANCE WITH TENDER OFFER RULES
          The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached the Company’s obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.”
(K) The form of Security attached as Exhibit A hereto shall be the form of Note for the series of Notes established by this First Supplemental Indenture and the terms therein shall be incorporated by reference into this First Supplemental Indenture.

(L) The Guarantors named in this First Supplemental Indenture shall be deemed to be Guarantors (as defined in Section 13.01 of the Base Indenture) for all purposes under the Base Indenture and this First Supplemental Indenture and subject to all provisions of the Base Indenture, including but not limited to Article XIII.
          SECTION 2. The Base Indenture is incorporated by reference in full into this First Supplemental Indenture, and all parties to this First Supplemental Indenture agree to be bound by the terms and provisions of the Base Indenture as supplemented and amended by this First Supplemental Indenture.The Base Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this First Supplemental Indenture supersede any similar provisions included in the Base Indenture unless not permitted by law.
          SECTION 3. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this First Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.
          SECTION 4. All covenants and agreements in this First Supplemental Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.
          SECTION 5. In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions (or of the other series of Notes) shall not in any way be affected or impaired thereby.
          SECTION 6. Nothing in this First Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of the Notes any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.
          SECTION 7. This First Supplemental Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York and this First Supplemental Indenture and each such Note shall be governed by and construed in accordance with the laws of the State of New York.
          SECTION 8. All terms used in this First Supplemental Indenture not otherwise defined herein that are defined in the Base Indenture shall have the meanings set forth therein.
          SECTION 9. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page hereto by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this First Supplemental Indenture.

          SECTION 10. The recitals contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture, the Notes or the Guarantees. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed all as of the day and year first above written.

REPUBLIC SERVICES, INC. as Issuer
By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Senior Vice President, Treasurer

GUARANTORS:

623 LANDFILL, INC.
A D A J CORPORATION
ACTION DISPOSAL, INC.
ADA COUNTY DEVELOPMENT COMPANY, INC.
ADRIAN LANDFILL, INC.
ADS OF ILLINOIS, INC.
ADS, INC.
AGRICULTURAL ACQUISITIONS, LLC
AGRI-TECH, INC. OF OREGON
ALABAMA RECYCLING SERVICES, INC.
ALBANY — LEBANON SANITATION, INC.
ALLIED ACQUISITION PENNSYLVANIA, INC.
ALLIED ACQUISITION TWO, INC.
ALLIED ENVIROENGINEERING, INC.
ALLIED GAS RECOVERY SYSTEMS, L.L.C.
ALLIED GREEN POWER, INC.
ALLIED NOVA SCOTIA, INC.
ALLIED SERVICES, LLC
ALLIED TRANSFER SYSTEMS OF NEW JERSEY,
     LLC
ALLIED WASTE ALABAMA, INC.
ALLIED WASTE COMPANY, INC.
ALLIED WASTE ENVIRONMENTAL MANAGEMENT
     GROUP, LLC
ALLIED WASTE HAULING OF GEORGIA, INC.
ALLIED WASTE HOLDINGS (CANADA) LTD.
ALLIED WASTE INDUSTRIES (ARIZONA), INC.
ALLIED WASTE INDUSTRIES (NEW MEXICO), INC.
ALLIED WASTE INDUSTRIES (SOUTHWEST), INC.
ALLIED WASTE INDUSTRIES OF GEORGIA, INC.
ALLIED WASTE INDUSTRIES OF ILLINOIS, INC.
ALLIED WASTE INDUSTRIES OF NORTHWEST
     INDIANA, INC.
ALLIED WASTE INDUSTRIES OF TENNESSEE, INC.
ALLIED WASTE INDUSTRIES, INC.
ALLIED WASTE LANDFILL HOLDINGS, INC.
ALLIED WASTE NIAGARA FALLS LANDFILL, LLC
ALLIED WASTE NORTH AMERICA, INC.
ALLIED WASTE OF CALIFORNIA, INC.

ALLIED WASTE OF LONG ISLAND, INC.
ALLIED WASTE OF NEW JERSEY, INC.
ALLIED WASTE OF NEW JERSEY-NEW YORK,
     LLC
ALLIED WASTE RECYCLING SERVICES OF
     NEW HAMPSHIRE, LLC
ALLIED WASTE RURAL SANITATION, INC.
ALLIED WASTE SERVICES OF COLORADO,
     INC.
ALLIED WASTE SERVICES OF
     MASSACHUSETTS, LLC
ALLIED WASTE SERVICES OF NORTH
     AMERICA, LLC
ALLIED WASTE SERVICES OF PAGE, INC.
ALLIED WASTE SERVICES OF STILLWATER,
     INC.
ALLIED WASTE SYCAMORE LANDFILL, LLC
ALLIED WASTE SYSTEMS HOLDINGS, INC.
ALLIED WASTE SYSTEMS OF ARIZONA, LLC
ALLIED WASTE SYSTEMS OF COLORADO,
     LLC
ALLIED WASTE SYSTEMS OF INDIANA, LLC
ALLIED WASTE SYSTEMS OF MICHIGAN,
     LLC
ALLIED WASTE SYSTEMS OF MONTANA,
     LLC
ALLIED WASTE SYSTEMS OF NEW JERSEY,
     LLC
ALLIED WASTE SYSTEMS OF NORTH
     CAROLINA, LLC
ALLIED WASTE SYSTEMS OF
     PENNSYLVANIA, LLC
ALLIED WASTE SYSTEMS, INC.
ALLIED WASTE TRANSFER SERVICES OF
     ARIZONA, LLC
ALLIED WASTE TRANSFER SERVICES OF
     CALIFORNIA, LLC
ALLIED WASTE TRANSFER SERVICES OF
     FLORIDA, LLC
ALLIED WASTE TRANSFER SERVICES OF
     IOWA, LLC
ALLIED WASTE TRANSFER SERVICES OF
     LIMA, LLC
ALLIED WASTE TRANSFER SERVICES OF
     NEW YORK, LLC
ALLIED WASTE TRANSFER SERVICES OF
     NORTH CAROLINA, LLC
ALLIED WASTE TRANSFER SERVICES OF
     OREGON, LLC
ALLIED WASTE TRANSFER SERVICES OF
     RHODE ISLAND, LLC
ALLIED WASTE TRANSFER SERVICES OF
     UTAH, INC.
ALLIED WASTE TRANSPORTATION, INC.
AMERICAN DISPOSAL SERVICES OF
     ILLINOIS, INC.
AMERICAN DISPOSAL SERVICES OF
     KANSAS, INC.
AMERICAN DISPOSAL SERVICES OF
     MISSOURI, INC.
AMERICAN DISPOSAL SERVICES OF
     NEW JERSEY, INC.

AMERICAN DISPOSAL SERVICES OF WEST
     VIRGINIA, INC.
AMERICAN DISPOSAL SERVICES, INC.
AMERICAN DISPOSAL TRANSFER SERVICES
     OF ILLINOIS, INC.
AMERICAN MATERIALS RECYCLING CORP.
AMERICAN SANITATION, INC.
AMERICAN TRANSFER COMPANY, INC.
ANSON COUNTY LANDFILL NC, LLC
APACHE JUNCTION LANDFILL
     CORPORATION
ARC DISPOSAL COMPANY, INC.
AREA DISPOSAL, INC.
ARIANA, LLC
ATLANTIC WASTE HOLDING COMPANY, INC.
ATLAS TRANSPORT, INC.
ATTWOODS OF NORTH AMERICA, INC.
AUTAUGA COUNTY LANDFILL, LLC
AUTOMATED MODULAR SYSTEMS, INC.
AUTOSHRED, INC.
AWIN LEASING COMPANY, INC.
AWIN LEASING II, LLC
AWIN MANAGEMENT, INC.
BARKER BROTHERS WASTE INCORPORATED
BAY COLLECTION SERVICES, INC.
BAY ENVIRONMENTAL MANAGEMENT, INC.
BAY LANDFILLS, INC.
BAY LEASING COMPANY, INC.
BBCO, INC.
BELLEVILLE LANDFILL, INC.
BERKELEY SANITARY SERVICE, INC.
BFGSI, L.L.C.
BFI ATLANTIC, INC.
BFI ENERGY SYSTEMS OF ALBANY, INC.
BFI ENERGY SYSTEMS OF DELAWARE
     COUNTY, INC.
BFI ENERGY SYSTEMS OF ESSEX COUNTY,
     INC.
BFI ENERGY SYSTEMS OF HEMPSTEAD, INC.
BFI ENERGY SYSTEMS OF NIAGARA II, INC.
BFI ENERGY SYSTEMS OF NIAGARA, INC.
BFI ENERGY SYSTEMS OF SEMASS, INC.
BFI ENERGY SYSTEMS OF SOUTHEASTERN
     CONNECTICUT, INC.
BFI INTERNATIONAL, INC.
BFI REF-FUEL, INC.
BFI TRANS RIVER (GP), INC.
BFI TRANSFER SYSTEMS OF ALABAMA, LLC
BFI TRANSFER SYSTEMS OF DC, LLC
BFI TRANSFER SYSTEMS OF GEORGIA, LLC
BFI TRANSFER SYSTEMS OF MARYLAND,
     LLC
BFI TRANSFER SYSTEMS OF
     MASSACHUSETTS, LLC

BFI TRANSFER SYSTEMS OF MISSISSIPPI, LLC
BFI TRANSFER SYSTEMS OF NEW JERSEY, INC.
BFI TRANSFER SYSTEMS OF PENNSYLVANIA, LLC
BFI TRANSFER SYSTEMS OF VIRGINIA, LLC
BFI WASTE SERVICES OF PENNSYLVANIA, LLC
BFI WASTE SERVICES OF TENNESSEE, LLC
BFI WASTE SERVICES, LLC
BFI WASTE SYSTEMS OF ALABAMA, LLC
BFI WASTE SYSTEMS OF ARKANSAS, LLC
BFI WASTE SYSTEMS OF GEORGIA, LLC
BFI WASTE SYSTEMS OF KENTUCKY, LLC
BFI WASTE SYSTEMS OF LOUISIANA, LLC
BFI WASTE SYSTEMS OF MASSACHUSETTS, LLC
BFI WASTE SYSTEMS OF MISSISSIPPI, LLC
BFI WASTE SYSTEMS OF MISSOURI, LLC
BFI WASTE SYSTEMS OF NEW JERSEY, INC.
BFI WASTE SYSTEMS OF NORTH AMERICA, LLC
BFI WASTE SYSTEMS OF NORTH CAROLINA, LLC
BFI WASTE SYSTEMS OF OKLAHOMA, LLC
BFI WASTE SYSTEMS OF SOUTH CAROLINA, LLC
BFI WASTE SYSTEMS OF TENNESSEE, LLC
BFI WASTE SYSTEMS OF VIRGINIA, LLC
BIO-MED OF OREGON, INC.
BLT ENTERPRISES OF OXNARD, INC.
BOND COUNTY LANDFILL, INC.
BORREGO LANDFILL, INC.
BORROW PIT CORP.
BRICKYARD DISPOSAL & RECYCLING, INC.
BRIDGETON LANDFILL, LLC
BRIDGETON TRANSFER STATION, LLC
BROWNING-FERRIS FINANCIAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES CHEMICAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES OF CALIFORNIA, INC.
BROWNING-FERRIS INDUSTRIES OF FLORIDA, INC.
BROWNING-FERRIS INDUSTRIES OF ILLINOIS, INC.
BROWNING-FERRIS INDUSTRIES OF NEW JERSEY, INC.
BROWNING-FERRIS INDUSTRIES OF NEW YORK, INC.
BROWNING-FERRIS INDUSTRIES OF OHIO, INC.
BROWNING-FERRIS INDUSTRIES OF TENNESSEE, INC.
BROWNING-FERRIS INDUSTRIES, INC.
BROWNING-FERRIS INDUSTRIES, LLC
BROWNING-FERRIS SERVICES, INC.
BROWNING-FERRIS, INC.
BRUNSWICK WASTE MANAGEMENT FACILITY, LLC
BUNTING TRASH SERVICE, INC.

BUTLER COUNTY LANDFILL, LLC
C & C EXPANDED SANITARY LANDFILL, LLC
CACTUS WASTE SYSTEMS, LLC
CALVERT TRASH SYSTEMS, INCORPORATED
CAPITOL RECYCLING AND DISPOSAL, INC.
CARBON LIMESTONE LANDFILL, LLC
CC LANDFILL, INC.
CECOS INTERNATIONAL, INC.
CELINA LANDFILL, INC.
CENTRAL ARIZONA TRANSFER, INC.
CENTRAL SANITARY LANDFILL, INC.
CENTRAL VIRGINIA PROPERTIES, LLC
CHARTER EVAPORATION RESOURCE
     RECOVERY SYSTEMS
CHEROKEE RUN LANDFILL, INC.
CHILTON LANDFILL, LLC
CITIZENS DISPOSAL, INC.
CITY-STAR SERVICES, INC.
CLARKSTON DISPOSAL, INC.
COCOPAH LANDFILL, INC.
COMPACTOR RENTAL SYSTEMS OF
     DELAWARE, INC.
CONSOLIDATED DISPOSAL SERVICE, L.L.C.
CONTINENTAL WASTE INDUSTRIES, L.L.C.
COPPER MOUNTAIN LANDFILL, INC.
CORVALLIS DISPOSAL CO.
COUNTY DISPOSAL (OHIO), INC.
COUNTY DISPOSAL, INC.
COUNTY ENVIRONMENTAL LANDFILL, LLC
COUNTY LAND DEVELOPMENT LANDFILL,
      LLC
COUNTY LANDFILL, INC.
COURTNEY RIDGE LANDFILL, LLC
CRESCENT ACRES LANDFILL, LLC
CROCKETT SANITARY SERVICE, INC.
CUMBERLAND COUNTY DEVELOPMENT
     COMPANY, LLC
CWI OF ILLINOIS, INC.
CWI OF MISSOURI, INC.
D & L DISPOSAL, L.L.C.
DALLAS DISPOSAL CO.
DELTA CONTAINER CORPORATION
DELTA DADE RECYCLING CORP.
DELTA PAPER STOCK, CO.
DELTA RESOURCES CORP.
DELTA SITE DEVELOPMENT CORP.
DELTA WASTE CORP.
DEMPSEY WASTE SYSTEMS II, INC.
DENVER RL NORTH, INC.
DTC MANAGEMENT, INC.
E LEASING COMPANY, LLC

EAGLE INDUSTRIES LEASING, INC.
EAST CHICAGO COMPOST FACILITY, INC.
ECDC ENVIRONMENTAL OF HUMBOLDT
     COUNTY, INC.
ECDC ENVIRONMENTAL, L.C.
ECDC HOLDINGS, INC.
ELDER CREEK TRANSFER & RECOVERY, INC.
ELLIS SCOTT LANDFILL MO, LLC
ENVIROCYCLE, INC.
ENVIRONMENTAL DEVELOPMENT CORP.
ENVIRONMENTAL RECLAMATION
     COMPANY
ENVIRONTECH, INC.
ENVOTECH-ILLINOIS L.L.C.
EVERGREEN SCAVENGER SERVICE, INC.
EVERGREEN SCAVENGER SERVICE, L.L.C.
F. P. MCNAMARA RUBBISH REMOVAL INC.
FLINT HILL ROAD, LLC
FLL, INC.
FOREST VIEW LANDFILL, LLC
FORWARD, INC.
FRED BARBARA TRUCKING CO., INC.
FRONTIER WASTE SERVICES (COLORADO),
      LLC
FRONTIER WASTE SERVICES (UTAH), LLC
FRONTIER WASTE SERVICES OF LOUISIANA
     L.L.C.
G. VAN DYKEN DISPOSAL INC.
GATEWAY LANDFILL, LLC
GEK, INC.
GENERAL REFUSE ROLLOFF CORP.
GENERAL REFUSE SERVICE OF OHIO, L.L.C.
GEORGIA RECYCLING SERVICES, INC.
GOLDEN BEAR TRANSFER SERVICES, INC.
GOLDEN WASTE DISPOSAL, INC.
GRANTS PASS SANITATION, INC.
GREAT LAKES DISPOSAL SERVICE, INC.
GREAT PLAINS LANDFILL OK, LLC
GREENRIDGE RECLAMATION, LLC
GREENRIDGE WASTE SERVICES, LLC
GULFCOAST WASTE SERVICE, INC.
H LEASING COMPANY, LLC
HANCOCK COUNTY DEVELOPMENT
     COMPANY, LLC
HARLAND’S SANITARY LANDFILL, INC.
HARRISON COUNTY LANDFILL, LLC
HONEYGO RUN RECLAMATION CENTER,
     INC.
ILLINOIS LANDFILL, INC.
ILLINOIS RECYCLING SERVICES, INC.
ILLINOIS VALLEY RECYCLING, INC.
IMPERIAL LANDFILL, INC.
INDEPENDENT TRUCKING COMPANY
INGRUM WASTE DISPOSAL, INC.

INTERNATIONAL DISPOSAL CORP. OF
     CALIFORNIA ISLAND WASTE SERVICES LTD.
JACKSON COUNTY LANDFILL, LLC
JEFFERSON CITY LANDFILL, LLC
JEFFERSON PARISH DEVELOPMENT
     COMPANY, LLC
JETTER DISPOSAL, INC.
KANDEL ENTERPRISES, LLC
KANKAKEE QUARRY, INC.
KELLER CANYON LANDFILL COMPANY
KELLER DROP BOX, INC.
LA CAÑADA DISPOSAL COMPANY, INC.
LAKE NORMAN LANDFILL, INC.
LANDCOMP CORPORATION
LATHROP SUNRISE SANITATION
     CORPORATION
LEE COUNTY LANDFILL SC,
     LLC
LEE COUNTY LANDFILL, INC.
LEMONS LANDFILL, LLC
LIBERTY WASTE HOLDINGS, INC.
LIBERTY WASTE SERVICES LIMITED, L.L.C.
LIBERTY WASTE SERVICES OF ILLINOIS, L.L.C.
LIBERTY WASTE SERVICES OF MCCOOK, L.L.C.
LITTLE CREEK LANDING, LLC
LOCAL SANITATION OF ROWAN COUNTY, L.L.C.
LOOP RECYCLING, INC.
LOOP TRANSFER, INCORPORATED
LORAIN COUNTY LANDFILL, LLC
LOUIS PINTO & SON, INC., SANITATION CONTRACTORS
LUCAS COUNTY LAND DEVELOPMENT, INC.
LUCAS COUNTY LANDFILL, LLC
MADISON COUNTY DEVELOPMENT, LLC
MANUMIT OF FLORIDA, INC.
MCCUSKER RECYCLING, INC.
MCINNIS WASTE SYSTEMS, INC.
MENANDS ENVIRONMENTAL SOLUTIONS,
     LLC
MESA DISPOSAL, INC.
MIDWAY DEVELOPMENT COMPANY, INC.
MISSISSIPPI WASTE PAPER COMPANY
MISSOURI CITY LANDFILL, LLC
MOUNTAIN HOME DISPOSAL, INC.
N LEASING COMPANY, LLC
NATIONSWASTE CATAWBA REGIONAL
     LANDFILL, INC.
NATIONSWASTE, INC.
NCORP, INC.
NEW MORGAN LANDFILL COMPANY, INC.
NEW YORK WASTE SERVICES, LLC
NEWCO WASTE SYSTEMS OF NEW JERSEY,
     INC.
NOBLE ROAD LANDFILL, INC.
NORTHEAST LANDFILL, LLC

NORTHLAKE TRANSFER, INC.
NORTHWEST TENNESSEE DISPOSAL
CORPORATION
OAKLAND HEIGHTS DEVELOPMENT, INC.
OBSCURITY LAND DEVELOPMENT, LLC
OHIO REPUBLIC CONTRACTS, II, INC.
OHIO REPUBLIC CONTRACTS, INC.
OKLAHOMA CITY LANDFILL, L.L.C.
OSCAR’S COLLECTION SYSTEM OF
FREMONT, INC.
OTAY LANDFILL, INC.
OTTAWA COUNTY LANDFILL, INC.
PACKERTON LAND COMPANY, L.L.C.
PALOMAR TRANSFER STATION, INC.
PELTIER REAL ESTATE COMPANY
PERDOMO & SONS, INC.
PINAL COUNTY LANDFILL CORP.
PINECREST LANDFILL OK, LLC
PITTSBURG COUNTY LANDFILL, INC.
POLK COUNTY LANDFILL, LLC
PORT CLINTON LANDFILL, INC.
PORTABLE STORAGE CO.
PREBLE COUNTY LANDFILL, INC.
PRICE & SONS RECYCLING COMPANY
PRINCE GEORGE’S COUNTY LANDFILL, LLC
R.C. MILLER ENTERPRISES, INC.
R.C. MILLER REFUSE SERVICE INC.
RABANCO RECYCLING, INC.
RABANCO, LTD.
RAMONA LANDFILL, INC.
RCS, INC.
RELIABLE DISPOSAL, INC.
REPUBLIC DUMPCO, INC.
REPUBLIC ENVIRONMENTAL TECHNOLOGIES, INC.
REPUBLIC OHIO CONTRACTS, LLC
REPUBLIC SERVICES AVIATION, INC.
REPUBLIC SERVICES FINANCIAL LP, INC.
REPUBLIC SERVICES GROUP, LLC
REPUBLIC SERVICES HOLDING COMPANY, INC.
REPUBLIC SERVICES OF ARIZONA HAULING, LLC
REPUBLIC SERVICES OF CALIFORNIA
HOLDING COMPANY, INC.
REPUBLIC SERVICES OF CALIFORNIA II, LLC
REPUBLIC SERVICES OF COLORADO
HAULING, LLC
REPUBLIC SERVICES OF COLORADO I, LLC
REPUBLIC SERVICES OF FLORIDA GP, INC.
REPUBLIC SERVICES OF FLORIDA LP, INC.
REPUBLIC SERVICES OF GEORGIA GP, LLC
REPUBLIC SERVICES OF GEORGIA LP, LLC
REPUBLIC SERVICES OF INDIANA LP, INC.
REPUBLIC SERVICES OF INDIANA
TRANSPORTATION, LLC

REPUBLIC SERVICES OF KENTUCKY, LLC
REPUBLIC SERVICES OF MICHIGAN
HAULING, LLC
REPUBLIC SERVICES OF MICHIGAN
HOLDING COMPANY, INC.
REPUBLIC SERVICES OF MICHIGAN I, LLC
REPUBLIC SERVICES OF MICHIGAN II, LLC
REPUBLIC SERVICES OF MICHIGAN III, LLC
REPUBLIC SERVICES OF MICHIGAN IV, LLC
REPUBLIC SERVICES OF MICHIGAN V, LLC
REPUBLIC SERVICES OF NEW JERSEY, LLC
REPUBLIC SERVICES OF NORTH CAROLINA,
LLC
REPUBLIC SERVICES OF OHIO HAULING, LLC
REPUBLIC SERVICES OF OHIO I, LLC
REPUBLIC SERVICES OF OHIO II, LLC
REPUBLIC SERVICES OF OHIO III, LLC
REPUBLIC SERVICES OF OHIO IV, LLC
REPUBLIC SERVICES OF PENNSYLVANIA, LLC
REPUBLIC SERVICES OF SOUTH CAROLINA, LLC
REPUBLIC SERVICES OF SOUTHERN
CALIFORNIA, LLC
REPUBLIC SERVICES OF VIRGINIA, LLC
REPUBLIC SERVICES OF WISCONSIN GP, LLC
REPUBLIC SERVICES OF WISCONSIN LP, LLC
REPUBLIC SERVICES REAL ESTATE
HOLDING, INC.
REPUBLIC SERVICES VASCO ROAD, LLC
REPUBLIC SILVER STATE DISPOSAL, INC.
REPUBLIC WASTE SERVICES OF SOUTHERN
CALIFORNIA, LLC
REPUBLIC WASTE SERVICES OF TEXAS GP,
INC.
REPUBLIC WASTE SERVICES OF TEXAS LP,
INC.
RESOURCE RECOVERY, INC.
RI/ALAMEDA CORP.
RICHMOND SANITARY SERVICE, INC.
RISK SERVICES, INC.
RITM, LLC
ROCK ROAD INDUSTRIES, INC.
ROSS BROS. WASTE & RECYCLING CO.
ROSSMAN SANITARY SERVICE, INC.
ROXANA LANDFILL, INC.
ROYAL HOLDINGS, INC.
RUBBISH CONTROL, LLC
S & S RECYCLING, INC.
S LEASING COMPANY, LLC
SALINE COUNTY LANDFILL, INC.
SAN DIEGO LANDFILL SYSTEMS, LLC
SAN MARCOS NCRRF, INC.
SAND VALLEY HOLDINGS, L.L.C.
SANDY HOLLOW LANDFILL CORP.
SANGAMON VALLEY LANDFILL, INC.
SANITARY DISPOSAL SERVICE, INC.

SAUK TRAIL DEVELOPMENT, INC.
SCHOFIELD CORPORATION OF ORLANDO
SHOW-ME LANDFILL, LLC
SHRED — ALL RECYCLING SYSTEMS INC.
SOLANO GARBAGE COMPANY
SOURCE RECYCLING, INC.
SOUTHEAST LANDFILL, LLC
SOUTHERN ILLINOIS REGIONAL LANDFILL, INC.
ST. BERNARD PARISH DEVELOPMENT COMPANY, LLC
ST. JOSEPH LANDFILL, LLC
STANDARD DISPOSAL SERVICES, INC.
STANDARD ENVIRONMENTAL SERVICES, INC.
STANDARD WASTE, INC.
STREATOR AREA LANDFILL, INC.
SUBURBAN TRANSFER, INC.
SUBURBAN WAREHOUSE, INC.
SUMMIT WASTE SYSTEMS, INC.
SUNRISE SANITATION SERVICE, INC.
SUNSET DISPOSAL SERVICE, INC.
SUNSET DISPOSAL, INC.
SYCAMORE LANDFILL, INC.
TATE’S TRANSFER SYSTEMS, INC.
TAY-BAN CORPORATION
TAYLOR RIDGE LANDFILL, INC.
TENNESSEE UNION COUNTY LANDFILL, INC.
THE ECOLOGY GROUP, INC.
THOMAS DISPOSAL SERVICE, INC.
TOM LUCIANO’S DISPOSAL SERVICE, INC.
TOTAL ROLL-OFFS, L.L.C.
TOTAL SOLID WASTE RECYCLERS, INC.
TRICIL (N.Y.), INC.
TRI-COUNTY REFUSE SERVICE, INC.
TRI-STATE RECYCLING SERVICES, INC.
TRI-STATE REFUSE CORPORATION
UNITED DISPOSAL SERVICE, INC.
UPPER ROCK ISLAND COUNTY LANDFILL, INC.
VALLEY LANDFILLS, INC.
VINING DISPOSAL SERVICE, INC.
WASATCH REGIONAL LANDFILL, INC.
WASTE CONTROL SYSTEMS, INC.
WASTE SERVICES OF NEW YORK, INC.
WASTEHAUL, INC.
WAYNE COUNTY LAND DEVELOPMENT, LLC
WAYNE COUNTY LANDFILL IL, INC.
WAYNE DEVELOPERS, LLC
WDTR, INC.
WEBSTER PARISH LANDFILL, L.L.C.
WEST CONTRA COSTA ENERGY RECOVERY COMPANY

WEST CONTRA COSTA SANITARY LANDFILL, INC.
WEST COUNTY LANDFILL, INC.
WEST COUNTY RESOURCE RECOVERY, INC.
WILLAMETTE RESOURCES, INC.
WILLIAMS COUNTY LANDFILL INC.
WILLOW RIDGE LANDFILL, LLC
WJR ENVIRONMENTAL, INC.
WOODLAKE SANITARY SERVICE, INC.
ZAKAROFF SERVICES

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer of each of the foregoing entities

ABILENE LANDFILL TX, LP
BFI TRANSFER SYSTEMS OF TEXAS, LP
BFI WASTE SERVICES OF INDIANA, LP
BFI WASTE SERVICES OF TEXAS, LP
BFI WASTE SYSTEMS OF INDIANA, LP
BLUE RIDGE LANDFILL TX, LP
BRENHAM TOTAL ROLL-OFFS, LP
CAMELOT LANDFILL TX, LP
CEFE LANDFILL TX, LP
CROW LANDFILL TX, L.P.
DESARROLLO DEL RANCHO LA GLORIA TX, LP
EL CENTRO LANDFILL, L.P.
ELLIS COUNTY LANDFILL TX, LP
FORT WORTH LANDFILL TX, LP
FRONTIER WASTE SERVICES, L.P.
GALVESTON COUNTY LANDFILL TX, LP
GILES ROAD LANDFILL TX, LP
GOLDEN TRIANGLE LANDFILL TX, LP
GREENWOOD LANDFILL TX, LP
GULF WEST LANDFILL TX, LP
ITASCA LANDFILL TX, LP
KERRVILLE LANDFILL TX, LP
LEWISVILLE LANDFILL TX, LP
MARS ROAD TX, LP
MCCARTY ROAD LANDFILL TX, LP
MESQUITE LANDFILL TX, LP
MEXIA LANDFILL TX, LP
PANAMA ROAD LANDFILL, TX, L.P.
PINE HILL FARMS LANDFILL TX, LP
PLEASANT OAKS LANDFILL TX, LP
RIO GRANDE VALLEY LANDFILL TX, LP
ROYAL OAKS LANDFILL TX, LP
SOUTH CENTRAL TEXAS LAND CO. TX, LP
SOUTHWEST LANDFILL TX, LP
TESSMAN ROAD LANDFILL TX, LP
TURKEY CREEK LANDFILL TX, LP
VICTORIA LANDFILL TX, LP
WHISPERING PINES LANDFILL TX, LP

By:	Allied Waste Landfill Holdings, Inc., as General Partner of each of the foregoing entities
By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

BENTON COUNTY DEVELOPMENT COMPANY
CLINTON COUNTY LANDFILL PARTNERSHIP
COUNTY LINE LANDFILL PARTNERSHIP
ILLIANA DISPOSAL PARTNERSHIP
JASPER COUNTY DEVELOPMENT COMPANY PARTNERSHIP
KEY WASTE INDIANA PARTNERSHIP
LAKE COUNTY C & D DEVELOPMENT PARTNERSHIP
NEWTON COUNTY LANDFILL PARTNERSHIP
SPRINGFIELD ENVIRONMENTAL GENERAL PARTNERSHIP
TIPPECANOE COUNTY WASTE SERVICES PARTNERSHIP
WARRICK COUNTY DEVELOPMENT COMPANY

By:	Allied Waste Landfill Holdings, Inc., as General Partner of each of the foregoing entities

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

By:	Allied Waste North America, Inc., as General Partner of each of the foregoing entities

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

BENSON VALLEY LANDFILL GENERAL PARTNERSHIP BLUE RIDGE LANDFILL GENERAL PARTNERSHIP GREEN VALLEY LANDFILL GENERAL PARTNERSHIP MOREHEAD LANDFILL GENERAL PARTNERSHIP

By:	Allied Waste North America, Inc., as General Partner of each of the foregoing entities

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

By:	Browning-Ferris Industries of Tennessee, Inc., as General Partner of each of the foregoing entities

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC WASTE SERVICES OF TEXAS, LTD. RWS TRANSPORT, L.P.
By:	Republic Waste Services of Texas GP, Inc., as General Partner of each of the foregoing entities

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, LIMITED PARTNERSHIP
By:	BFI Energy Systems of Southeastern Connecticut, Inc., its General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

OCEANSIDE WASTE & RECYCLING SERVICES
By:	Republic Services, Inc., its General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

By:	Zakaroff Services, its General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

RABANCO COMPANIES
By:	Rabanco Recycling, Inc., its General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

By:	Rabanco, Ltd., its General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC SERVICES FINANCIAL, LIMITED PARTNERSHIP
By:	Republic Silver State Disposal, Inc., its General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC SERVICES OF FLORIDA, LIMITED PARTNERSHIP
By:	Republic Services of Florida GP, Inc., its General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC SERVICES OF GEORGIA, LIMITED PARTNERSHIP
By:	Republic Services of Georgia GP, LLC, its General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC SERVICES OF INDIANA, LIMITED PARTNERSHIP
By:	Republic Services, Inc., its General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

REPUBLIC SERVICES OF WISCONSIN, LIMITED PARTNERSHIP
By:	Republic Services of Wisconsin GP, LLC, its General Partner

By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Treasurer

DINVERNO, INC.
By:	/s/ Roger A. Groen Jr.
	Name:	Roger A. Groen Jr.
	Title:	President

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Richard Prokosch
	Name:	Richard Prokosch
	Title:	Vice President

EXHIBIT A
[FORM OF FACE OF SECURITY]
[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 3.06 OF THE INDENTURE.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1
[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR

[1]	This paragraph should be included only if the Note is issued in global form.

OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO NON-U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]2

[2]	This paragraph should be included only if the Note is a Restricted Global Security or Restricted Certificated Security.

REPUBLIC SERVICES, INC.

5.25% NOTES DUE 2021

CUSIP No. [760761AC0]
[U76069AC4]
ISIN [US 760761AC04]
[USU76069AC49]

No. ___	$
          Republic Services, Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of                      ($                    ) United States dollars [, or such greater or lesser amount as may from time to time be endorsed on the Schedule of Increases and Decreases of Interests in the Global Note attached hereto (but in no event may such amount exceed the aggregate principal amount of Notes authenticated pursuant to Section 3.03 of the Indenture referred to below and then Outstanding pursuant the terms of the Indenture])3, on November 15, 2021, at the office or agency of the Company referred to below, and to pay interest thereon from November 25, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on May 15 and November 15 in each year, commencing May 15, 2010 at the rate of 5.25% per annum, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The principal amount of the Securities which may be issued is unlimited. The Company may issue additional senior notes of the same class and series as this Security in one or more tranches from time to time without notice to or the consent of the existing holders of the Securities. These additional senior notes are referred to in this Security as the “Additional Securities” and all references to the Securities in this Security or in the Indenture shall include the Additional Securities. The Additional Securities shall vote as a class with all other Securities as to matters as to which such Securities have a vote.
          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities not less

[3]	Use if Global Security

than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in this Indenture.
          Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of this Security, will be made at the office or agency of the Company in The City of New York maintained for such purpose (which initially will be a corporate trust office of the Trustee or its affiliate located at 100 Wall Street, Suite 1600, New York, NY 10005), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.
          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.
          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

REPUBLIC SERVICES, INC.
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
          This is one of the 5.25% Notes due November 15, 2021 referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:
Authorized Signatory

Dated:

[FORM OF REVERSE SIDE OF SECURITY]
REPUBLIC SERVICES, INC.
5.25% Notes due 2021
          This Security is one of a duly authorized issue of Securities of the Company designated as its 5.25% Notes due 2021 (herein called the “Securities”), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $600,000,000, issued under and subject to the terms of an indenture (herein called the “Indenture”) dated as of November 25, 2009, between the Company, the guarantors listed on the signature pages thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture, dated as of November 25, 2009, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.
          The Securities may be redeemed at any time, at the option of the Company, in whole or in part, at any time and from time to time, upon not less than 30 and not more than 60 days’ notice to the Holders thereof as provided in the Indenture, at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate, plus 30 basis points, plus, in each case, accrued interest to the Redemption Date (subject to the right of holders of record of such Securities on relevant record dates to receive interest due on an interest payment date), if any.
          If less than all of the Securities are to be redeemed, the Trustee shall select, not more than 60 nor less than 30 days before the Redemption Date, the Securities or portions thereof to be redeemed on a pro rata basis, by lot or by any other method the Trustee shall deem fair and appropriate.
          In the case of any redemption of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.
          In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, unless the Company has exercised its right to redeem the Securities pursuant to Article XI of the Indenture, each Holder of the Securities shall have the right to require the Company to purchase all or a portion (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Security pursuant to Article XIV of the Indenture.
          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.
          The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain covenants and Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.
          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which required the consent of all of the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture and the Securities at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding that are affected. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (100% of the Holders in certain circumstances) at the time Outstanding that are affected, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and the Securities of such series and certain past Defaults and Events of Default under the Indenture and the Securities and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.
          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.
          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities in certificated form are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.
          Except as indicated in the Indenture, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.
          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE TO CONFLICT OF LAWS PRINCIPLES THEREOF.
All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

CHANGE OF CONTROL REPURCHASE NOTICE
If you want to elect to have only part of the Security purchased by the Company pursuant to Section 14.01 of the Indenture, state the amount you elect to have purchased:
$
Date:
Your Signature:
(Sign exactly as your name appears on the face of this Security)
Tax Identification No:
Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES AND DECREASES OF INTERESTS
IN THE GLOBAL SECURITY4
     The following increases or decreases in this Global Security have been made:

Principal Amount
	Amount of decrease	Amount of increase	of this Global	Signature of
	in Principal	in Principal	Security following	authorized officer
	Amount of	Amount of	such decrease	of Trustee or Note
Date of Exchange	this Global Security	this Global Security	(or increase)	Custodian

[4]	This should be included only if the Security is a Global Security.

EXHIBIT B
FORM OF CERTIFICATE OF TRANSFER
     Re: Republic Industries, Inc.
 5.25% Notes due 2021
     Reference is hereby made to the Indenture, dated as of November 25, 2009 and First Supplemental Indenture, dated as of November 25, 2009 (collectively, the “Indenture”), among Republic Industries, Inc., as issuer (the “Company”), the guarantors named therein and U.S Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
                         , (the “Transferor”) owns and proposes to transfer the Securities or interest in such Securities specified in Annex A hereto, in the principal amount of $                     in such Securities or interests (the “Transfer”), to                                         (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:
[CHECK ALL THAT APPLY]
     1. ☐ Check if Transferee will take delivery of a beneficial interest in the 144A Global Security or a Certificated Security Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Certificated Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Certificated Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Security and/or the Certificated Security and in the Indenture and the Securities Act.
     2. ☐ Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Security or a Certificated Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Security and/or the Certificated Security and in the Indenture and the Securities Act.
     3. ☐ Check and complete if Transferee will take delivery of a beneficial interest in a Certificated Security pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Certificated Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):
     (a) ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;
or
     (b) ☐ such Transfer is being effected to the Company or a subsidiary thereof;
or
     (c) ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.
     4. ☐ Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Certificated Security.
     (a) ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities

Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Certificated Securities and in the Indenture.
     (b) ☐ Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Certificated Securities and in the Indenture.
     (c) ☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Certificated Securities and in the Indenture.
     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

     Dated:

ANNEX A TO CERTIFICATE OF TRANSFER
1.	The Transferor owns and proposes to transfer the following:
[CHECK ONE OF (a) OR (b)]
(a)	☐ a beneficial interest in the:
(i)	☐ 144A Global Security (CUSIP ), or

(ii)	☐ Regulation S Global Security (CUSIP ); or
(b)	☐ a Restricted Certificated Security.
2.	After the Transfer the Transferee will hold:
[CHECK ONE]
(a)	☐ a beneficial interest in the:
(i)	☐ 144A Global Security (CUSIP ), or

(ii)	☐ Regulation S Global Security (CUSIP ), or,

(iii)	☐ Unrestricted Global Security (CUSIP ); or
(b)	☐ a Restricted Certificated Security; or

(c)	☐ an Unrestricted Certificated Security, in accordance with the terms of the Indenture.

EXHIBIT C
FORM OF CERTIFICATE OF EXCHANGE
Republic Services, Inc.
18500 North Allied Way
Phoenix, Arizona 85054
Re:	5.25% Notes due 2021
(CUSIP:                     )
     Reference is hereby made to the Indenture, dated as of November 25, 2009 and First Supplemental Indenture, dated as of November 25, 2009 (collectively, the “Indenture”), among Republic Services, Inc., as issuer (the “Company”), the guarantors named therein and U.S. Bank National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
                                             , (the “Owner”) owns and proposes to exchange the Securities[s] or interest in such Securities[s] specified herein, in the principal amount of $                     in such Securities[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:
     1. Exchange of Restricted Certificated Securities or Beneficial Interests in a Restricted Global Security for Unrestricted Certificated Securities or Beneficial Interests in an Unrestricted Global Security
     (a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Security to beneficial interest in an Unrestricted Global Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

C-1

     (b) ☐ Check if Exchange is from beneficial interest in a Restricted Global Security to Unrestricted Certificated Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for an Unrestricted Certificated Security, the Owner hereby certifies (i) the Certificated Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Certificated Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.
     (c) ☐ Check if Exchange is from Restricted Certificated Security to beneficial interest in an Unrestricted Global Security. In connection with the Owner’s Exchange of a Restricted Certificated Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.
     (d) ☐ Check if Exchange is from Restricted Certificated Security to Unrestricted Certificated Security. In connection with the Owner’s Exchange of a Restricted Certificated Security for an Unrestricted Certificated Security, the Owner hereby certifies (i) the Unrestricted Certificated Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Certificated Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.
     2. Exchange of Restricted Certificated Securities or Beneficial Interests in Restricted Global Securities for Restricted Certificated Securities or Beneficial Interests in Restricted Global Securities
     (a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Security to Restricted Certificated Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a Restricted

C-2

Certificated Security with an equal principal amount, the Owner hereby certifies that the Restricted Certificated Security is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Certificated Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Certificated Security and in the Indenture and the Securities Act.
     (b) Check if Exchange is from Restricted Certificated Security to beneficial interest in a Restricted Global Security. In connection with the Exchange of the Owner’s Restricted Certificated Security for a beneficial interest in the [CHECK ONE] ☐ 144A Global Security, ☐ Regulation S Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.
     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

C-3